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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.



       Date of report (Date of earliest event reported): NOVEMBER 26, 1999



                           Commission File No. 0-24833




                                FUTURELINK CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


            DELAWARE                                    95-4763404
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 (State or Other Jurisdiction of           (I.R.S. Employer Identification No.)
 Incorporation or Organization)


      100, 6 Morgan, Irvine, California                             92618
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  (Address of principal executive offices)                        (ZIP Code)


                                 (949) 837-8252
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

           On November 26, 1999, the Registrant completed its previously announced acquisition of Async Technologies, Inc. ("Async"). Under the terms of this acquisition, Async's principals received $6 million in cash and 1,298,705 shares of the Registrant's common stock. Async shareholders may also earn up to an additional 519,481 shares of FutureLink common stock if Async is able to meet certain performance targets for 1999. The Agreement and Plan of Reorganization and Merger dated September 7, 1999 (the "Acquisition Agreement") pursuant to which this acquisition was completed is attached as an exhibit hereto. The Acquisition Agreement was amended on three occasions to provide that the acquisition would be effected no later than November 26, 1999 and to clarify certain terms of the Acquisition Agreement. These amendments to the Acquisition Agreement are also attached as exhibits hereto and are incorporated herein by reference.

           Audited combined financial statements for Async and its wholly-owned subsidiary, Async Technical Institute, Inc. ("ATII") at December 31, 1998 and for the years ended December 31, 1997 and 1998 and unaudited combined financial statements for Async and ATII at September 30, 1999 and for the nine months ended September 30, 1998 and 1999 are attached to this Current Report on Form 8-K. Async and ATII merged prior to the acquisition of Async by the Registrant.

      The Registrant intends to file unaudited pro forma financial statements for the fiscal year ended December 31, 1998 and for the nine months ended September 30, 1999 showing the impact of the Async acquisition in a subsequent Current Report on Form 8-K or Form 8-K/A on or before January 15, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

         Audited combined financial statements for Async and ATII as at December 31, 1998 and for the years ended December 31, 1997 and 1998 and unaudited combined financial statements for Async and ATII as at September 30, 1999 and for the nine month periods ended September 30, 1998 and 1999 are attached to this Report.

(B)      PRO FORMA FINANCIAL INFORMATION:

         Pro forma financial information is not included with this Current Report on Form 8-K. Unaudited pro forma financial statements showing the combination of the Registrant with Async (and ATII) as at December 31, 1998 and for the year ended December 31, 1998 and as at September 30, 1999 and for the nine months ended September 30, 1999 will be provided in a subsequent filing which the Registrant intends to file on or before January 15, 2000.


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(c)      EXHIBITS:

         2.1 Agreement and Plan of Reorganization and Merger dated September 7, 1999 among FutureLink Distribution Corp., a Colorado corporation, FutureLink Michigan Acquisition Corp., a Delaware corporation and Async Technologies, Inc., among others.

         2.2 Amending Agreement dated October 29, 1999 to the Agreement and Plan of Reorganization and Merger dated September 7, 1999 among FutureLink Corp., a Delaware corporation (successor to FutureLink Distribution Corp., a Colorado corporation), FutureLink Michigan Acquisition Corp., a Delaware corporation and Async Technologies, Inc., among others.

         2.3 Amending Agreement dated November 14, 1999 to the Agreement and Plan of Reorganization and Merger dated September 7, 1999 among FutureLink Corp., a Delaware corporation (successor to FutureLink Distribution Corp., a Colorado corporation), FutureLink Michigan Acquisition Corp., a Delaware corporation and Async Technologies, Inc., among others.

         2.4 Amending Agreement dated November 26, 1999 to the Agreement and Plan of Reorganization and Merger dated September 7, 1999 among FutureLink Corp., a Delaware corporation (successor to FutureLink Distribution Corp., a Colorado corporation), FutureLink Michigan Acquisition Corp., a Delaware corporation and Async Technologies, Inc., among others.

         23.1 Consent of Mark S. Jevahirian, P.C., Certified Public Accountants, the independent auditors of Async Technologies, Inc. and Async Technical Institute, Inc.

         99.1    News Release of the Registrant dated November 29, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FUTURELINK CORP.


     By:  [signed: R. Kilambi]                       Date:  December 8, 1999
         --------------------------------------
         Raghu Kilambi, Chief Financial Officer





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                                  EXHIBIT INDEX



                                                                  Sequentially
Exhibit No.                     Description                       Numbered Page
-----------                     -----------                       -------------

   2.1 Agreement and Plan of Reorganization and Merger dated September 7, 1999 among FutureLink
             Distribution Corp., a Colorado corporation,
             FutureLink Michigan Acquisition Corp., a
             Delaware corporation and CN Networks, Inc., among others.

   2.2 Amending Agreement dated October 29, 1999 to the Agreement and Plan of Reorganization and Merger dated September 7, 1999 among FutureLink Corp., a Delaware corporation (successor to FutureLink Distribution Corp., a Colorado corporation), FutureLink Michigan Acquisition Corp., a Delaware corporation and Async Technologies, Inc., among others.

   2.3 Amending Agreement dated November 14, 1999 to the Agreement and Plan of Reorganization and Merger dated September 7, 1999 among FutureLink Corp., a Delaware corporation (successor to FutureLink Distribution Corp., a Colorado corporation), FutureLink Michigan Acquisition Corp., a Delaware corporation and Async Technologies, Inc., among others.

   2.4 Amending Agreement dated November 26, 1999 to the Agreement and Plan of Reorganization and Merger dated September 7, 1999 among FutureLink Corp., a Delaware corporation (successor to FutureLink Distribution Corp., a Colorado corporation), FutureLink Michigan Acquisition Corp., a Delaware corporation and Async Technologies, Inc., among others.

   23.1      Consent of Mark S. Jevahirian, P.C., Certified
             Public Accountants, the independent auditors of Async Technologies, Inc. and Async Technical
             Institute, Inc.

   99.1      News Release of the Registrant dated November
             29, 1999.


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